SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 20, 2004

                                       CW

                                  (Depositor)

      (Issuer in respect of Mortgage Pass-through Trust, Series 2004-HYB1)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       CW
                          Mortgage Pass-through Trust
                                Series 2004-HYB1

On August 20, 2004, The Bank of New York, as Trustee for CW, Mortgage Pass-through Trust Series 2004-HYB1, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of February 1, 2004, among CW as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CW, Mortgage Pass-through Trust Series 2004-HYB1 relating to the distribution date of August 20, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of February 1, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 20, 2004


                                       CW


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated August 20, 2004


                             Payment Date: 08/20/04


          ------------------------------------------------------------
                             Countrywide Home Loans
                 Mortgage Pass-through Trust, Series 2004-HYB1
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A         41,853,679.15    3.294407%     1,252,836.40    114,902.53    1,367,738.94       0.00       0.00
                        1X         41,853,679.15    0.784700%             0.00     27,368.82       27,368.82       0.00       0.00
                        2A        159,843,405.13    4.334268%     6,924,023.86    577,336.83    7,501,360.69       0.00       0.00
                        2X        159,843,405.13    0.652900%             0.00     86,968.13       86,968.13       0.00       0.00
Residual                AR                  0.00    0.000000%             0.00          0.03            0.03       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M           3,915,051.26    4.797463%         2,427.82     15,651.93       18,079.75       0.00       0.00
                        B1          2,526,289.76    4.797463%         1,566.62     10,099.82       11,666.43       0.00       0.00
                        B2          1,515,375.07    4.797463%           939.72      6,058.30        6,998.02       0.00       0.00
                        B3          1,263,144.88    4.797463%           783.31      5,049.91        5,833.22       0.00       0.00
                        B4            757,687.54    4.797463%           469.86      3,029.15        3,499.01       0.00       0.00
                        B5            506,077.38    4.797463%           313.83      2,023.24        2,337.07       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        212,180,710.17     -            8,183,361.42    848,488.68    9,031,850.10     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A         40,600,842.74              0.00
                                1X         40,600,842.74              0.00
                                2A        152,919,381.26              0.00
                                2X        152,919,381.26              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M           3,912,623.44              0.00
                                B1          2,524,723.15              0.00
                                B2          1,514,435.35              0.00
                                B3          1,262,361.57              0.00
                                B4            757,217.68              0.00
                                B5            505,763.55              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        203,997,348.75     -
--------------------------------------------------------------------------------

                             Payment Date: 08/20/04


          ------------------------------------------------------------
                             Countrywide Home Loans
                 Mortgage Pass-through Trust, Series 2004-HYB1
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A     41,853,679.15     3.294407% 12669FNN9    24.598217      2.255999    797.157833
                           1X     41,853,679.15     0.784700% 12669FNY5     0.000000      0.537360    797.157833
                           2A    159,843,405.13     4.334268% 12669FNP4    36.071830      3.007730    796.658425
                           2X    159,843,405.13     0.652900% 12669FNQ2     0.000000      0.453075    796.658425
Residual                   AR              0.00     0.000000% 12669FNX7     0.000000      0.285384      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M       3,915,051.26     4.797463% 12669FNR0     0.618238      3.985721    996.339048
                           B1      2,526,289.76     4.797463% 12669FNS8     0.618238      3.985721    996.339048
                           B2      1,515,375.07     4.797463% 12669FNT6     0.618238      3.985721    996.339048
                           B3      1,263,144.88     4.797463% 12669FNU3     0.618238      3.985721    996.339048
                           B4        757,687.54     4.797463% 12669FNV1     0.618238      3.985721    996.339048
                           B5        506,077.38     4.797463% 12669FNW9     0.618238      3.985721    996.339048
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     212,180,710.17       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
                 Mortgage Pass-through Trust, Series 2004-HYB1
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance        42,787,950.25   161,209,398.53   203,997,348.78
Loan count                     89              457              546
Avg loan rate           4.463107%        5.262498%             5.10
Prepay amount        1,194,501.82     6,857,558.15     8,052,059.97

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees        13,763.70        19,271.20        33,034.90
Sub servicer fees            0.00         2,287.98         2,287.98
Trustee fees               330.33         1,261.03         1,591.36


Agg advances                  N/A              N/A              N/A
Adv this period              0.00        11,587.65        11,587.65

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy              20,969.69             0.00        20,969.69
Fraud                1,062,738.68     4,005,235.31     5,067,973.99
Special Hazard       3,000,000.00             0.00     3,000,000.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           95.062018%           100.000000%            201,697,084.27
   -----------------------------------------------------------------------------
   Junior            4.937982%             0.000000%             10,477,124.74
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           8                 1,838,451.54
60 to 89 days                           1                   396,892.75
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 9                 2,235,344.29
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            9,031,850.10          9,031,850.10
Principal remittance amount            8,183,361.42          8,183,361.42
Interest remittance amount               848,488.68            848,488.68